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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                               ----------------

                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 25, 1995




                        PITNEY BOWES CREDIT CORPORATION
              (Exact name of registrant as specified in charter)




         DELAWARE                  0-13497          06-0946476
      (State or other            (Commission      (IRS Employer
jurisdiction of incorporation)   File Number)   Identification No.)




World Headquarters                                       06856-5151
Norwalk, Connecticut                                     (Zip Code)
(Address of principal
executive offices)


Registrant's telephone number, including area code:  (203) 846-5600



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Item 5.  Other Events.
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               Pitney Bowes Credit Corporation, a Delaware corporation (the
"Company") has filed with the Securities and Exchange Commission an Indenture dated as of May 1, 1985 under which it may from time to time offer unsecured debt securities.

               The Company has filed a Prospectus Supplement dated May 25, 1995 to its Prospectus dated December 7, 1992 with respect to the issuance of $200 million aggregate principal amount of its 6 1/4% Notes Due June 1, 1998 and 6 5/8% Notes Due June 1, 2002 (the "Notes"). The Notes have been issued in global form and have a fixed rate of interest.

               The form of the Notes issued by the Company are attached hereto as exhibits 5(a) and 5(b).
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                                   SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PITNEY BOWES CREDIT CORP.




                                       By_________________________
                                          Keith Williamson
                                          Vice President and
                                          General Counsel



Dated:  July 6, 1995
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                                 EXHIBIT INDEX
                                 -------------

                                                           Page No. in
                                                           Sequentially
Exhibit        Title                                     Numbered Statement
- -------        -----                                     ------------------

   5(a)        Form of the Company's fixed rate
               6 1/4% Notes due June 1, 1998.

   5(b)        Form of the Company's fixed rate
               6 5/8% Notes due June 1, 2002.